AMENDMENT NO. 3, dated as of May 21, 1999 (the "Amendment") to the
AMENDED AND RESTATED CREDIT AGREEMENT (the "Credit Agreement"), dated as of March 26, 1997, as amended, among VIACOM INC., a Delaware corporation (the "Borrower"), the Bank parties thereto from time to time, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, BANK OF AMERICA NT&SA, as a Managing Agent, THE CHASE MANHATTAN BANK, as a Managing Agent, JP MORGAN SECURITIES INC., as a Syndication Agent, BANCAMERICA ROBERTSON STEPHENS (formerly known as BANCAMERICA SECURITIES, INC.), as Syndication Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

                                   WITNESSETH:

            WHEREAS, the parties who have heretofore entered into the Credit Agreement now desire to amend certain provisions thereof to provide for changes in the covenants in the Credit Agreement, and for certain other matters.

            NOW THEREFORE, the parties hereto agree as follows:

            SECTION 1. Amendments.

            (a) Article VIII of the Credit Agreement is hereby amended by adding at the end thereof the following new section:

            "8.10. Prepayment of Certain Indebtedness. Simultaneously with the initial borrowing by Blockbuster Inc. under the $2 billion Credit Facility to be entered into by Blockbuster Inc., the Borrower shall prepay the Term Loans and/or prepay and reduce the commitment of the Revolving Loans hereunder and/or cause the Subsidiary Borrower to prepay the loans under the Subsidiary Facility, as amended, in an aggregate amount equal to $1.139 billion."

            For purposes of clarification only, the parties hereto and the Banks agree that the provisions under Section 2.3(b) and 3.4 of the Credit Agreement pertaining to allocation of optional reductions and prepayments are not applicable to the reductions and prepayments contemplated by the above Section 8.10 and such reductions and prepayments can be made in any matter requested by the Borrower.

            (b) Section 9.6 of the Credit Agreement is hereby amended by deleting "and" at the end of clause (b) and replacing it with "," and inserting "and (d) unsecured Indebtedness for borrowed money incurred by Blockbuster Inc." at the end of clause (c).

            (c) Section 10.1(i) of the Credit Agreement is hereby amended by deleting "NAI shall fail to own of record and beneficially" and replacing it with "NAI shall fail to own beneficially, and NAI or a wholly-owned subsidiary of NAI shall fail to own of record,".

            (d) Section 10.1 of the Credit Agreement is amended by deleting "or" at the end of clause (i) thereof and by inserting the following at the end of clause (j) "or (k) Viacom Inc. shall have failed to make or cause to be made the required payments under Section 8.10;".

            2. Effectiveness. This Amendment will be effective upon the execution of counterparts hereof by the Borrower and each of the Facility Agents and Managing Agents on their own behalf and on behalf of the Banks consenting to the execution of this Amendment, and the execution of written consents by the Majority Banks.

            SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof (i) the representations and warranties contained in Article VI of the Credit Agreement (other than those stated to be made as of a particular date) are true and correct in all material respects on and as of the date hereof as though made on the date hereof, and
(ii) no Default or Event of Default shall exist or be continuing under the Credit Agreement.

            SECTION 4. Miscellaneous.

            (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

            (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.


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

            (c) This Amendment shall be a Loan Document for the purposes of the Credit Agreement.

            (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                             VIACOM INC.,
                                             as Borrower

                                             By: /s/ George S. Smith, Jr.
                                                --------------------------------
                                                Name: George S. Smith, Jr.
                                                Title: Senior Vice President
                                                       Chief Financial Officer


                                             Managing Agents

                                             THE BANK OF NEW YORK, as Managing
                                             Agent, the Documentation Agent and
                                             a Bank

                                             By: /s/ Geoffrey C. Brooks
                                                --------------------------------
                                                Name: Geoffrey C. Brooks
                                                Title: Vice President


                                             CITIBANK, N.A., as Managing Agent,
                                             the Administrative Agent and a Bank

                                             By: /s/ R. Parr
                                                --------------------------------
                                                Name: R. Parr
                                                Title: M.D.


                                             MORGAN GUARANTY TRUST COMPANY OF
                                             NEW YORK, as Managing Agent and a
                                             Bank

                                             By: /s/ Robert Bottamedi
                                                --------------------------------
                                                Name: Robert Bottamedi
                                                Title: Vice President


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

                                             BANK OF AMERICA NT&SA, as Managing
                                             Agent and a Bank

                                             By: /s/ Thomas J. Kane
                                                --------------------------------
                                                Name: Thomas J. Kane
                                                Title: Vice President


                                             THE CHASE MANHATTAN BANK, as
                                             Managing Agent and a Bank

                                             By: /s/ Bruce E. Langenkamp
                                                --------------------------------
                                                Name: Bruce E. Langenkamp
                                                Title: Vice President


                                             Syndication Agents

                                             JP MORGAN SECURITIES INC., as
                                             Syndication Agent

                                             By: /s/ Charles H. King
                                                --------------------------------
                                                Name: Charles H. King
                                                Title: Vice President


                                             BANC OF AMERICA SECURITIES LLC.
                                             (formerly known as THE BANK OF
                                             AMERICA NT&SA), as Syndication
                                             Agent

                                             By: /s/ Thomas J. Kane
                                                --------------------------------
                                                Name:  Thomas J. Kane
                                                Title: Vice President


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